U.S. Securities and Exchange Commission Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2014

Commission File No. 33-17966-LA

INTERNATIONAL WOOD CORPORATION

A Colorado Corporation EIN: 94-3030021

155 W. Washington Blvd. # 1005 Los Angeles, CA 90015

Telephone: 213-741-1790

Section 2. Financial Information and Operations

Item 2.02 Attached as Exhibits are audited financial statements for periods ending December 31 2011 and December 31, 2012.

Section 5. Corporate Governance and Management. Item. 5.01 Change in Control of Registrant.

On August 1, 2008, Gorski Sober Living Centers, Inc., a Delaware Corp., "Gorski", located in Sunrise, Florida agreed to issue 2,000,000 shares of its preferred shares in exchange for 19,421,444 of common shares of Elliott Sassoon, the principal shareholder of Registrant.

The Gorski shares were to be placed in escrow pending a Regulation D offering by Gorski.

The shares were never delivered to the escrow agent and it is doubtful a private offering was made by Gorski. A five year employment agreement had been promised to Mr. Sassoon, but Gorski never provided such an agreement.

On February 21, 2014, Mr. Sassoon rescinded the agreement with Gorski and resumed control of the registrant. This in a change of control of Registrant. Mr. Sassoon’s shares were reissued. He is the controlling shareholder of the Registrant and owns 19,421,444 of its approximately 26,000,000 common shares.

Item 5.02 Change in Registrant's Officers and Directors.

The persons appointed by Gorski as directors and officers

of the registrant were removed at a special meeting of shareholders held on February 22, 2014.

On February 22, 2014, a new Board of Directors was elected consisting of David Lilly and Elliott Sassoon who were directors of the Registrant for many years before its agreement with Gorski. The Board appointed Elliott Sassoon as its President and Chief Executive Officer. The Board appointed David Lilly as Secretary.

Mr. Sassoon is a businessman from Sao Paulo, Brazil and has been active in the timber business in Brazil for the last 40 years. David Lilly is a retired attorney.

Section 9. Financial Statements and Exhibits.

Item 9.01 Audited financial statements of Registrant for the years 2011 and 2012 follow.

SIGNATURE

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 31, 2014

By: /s/ Elliott Sassoon

President, Chief Executive Officer and a Director

Item 9.01 Audited Financial Statements of the Registrant for the years 2011 and 2012.

INTERNATIONAL WOOD CORPORATION
(A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

AND FROM INCEPTION (OCTOBER 27, 1986) THROUGH DECEMBER 31, 2012

TABLE OF CONTENTS

Independent Auditors' Report                                                                                                          1

Financial Statements

Balance Sheets                                                                                                                               2

Statements of Operations                                                                                                               3

Statement of Stockholders' Equity                                                                                                   4

Statements of Cash Flows                                                                                                             5

Notes to Financial Statements                                                                                                  6 - 8

David A. Aronson, CPA, P.A.

1000 NE 176th Street

North Miami Beach, FL 33162

(305) 999-0255

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders and Board of Directors International Wood Corporation

We have audited the accompanying balance sheets of International Wood Corporation, (A Development Stage Company) as of December 31, 2012 and 2011, and the related statements of operations, stockholders' equity and cash flows for the years then ended, and the period from inception (October 27, 1986) to December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Wood Corporation, (A Development Stage Company) as of December 31, 2012 and 2011, and results of its operations and its cash flows for the years then ended, and for the period from inception (October 27, 1986) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered a loss from operations and is in the development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

David A. Aronson, CPA. P.A. North Miami Beach, Florida March 11, 2013

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2012 AND 2011

ASSETS

Current Assets	2012	2011

Inventory	$ 52,016,000	$ 52,016,000
Total current assets	52,016,000	52,016,000
Total assets	$ 52,016,000	$ 52,016,000
LIABILITIES AND STOCKHOLDERS'	EQUITY
Liabilities
NONE
Stockholders' Equity
Common stock, $0.0001 par value; 50,000,000 shares authorized, 25,189,201 issued and outstanding	2,519	2,519
Additional paid in capital	53,189,780	53,189,780
Retained earnings	(1,176,299)	(1,176,299)
Total stockholder's equity	52,016,000	52,016,000
Total liabilities and stockholders' equity	$ 52,016,000	$ 52,016,000

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011
AND FOR THE PERIOD FROM OCTOBER 27, 1986 (INCEPTION) TO DECEMBER 31, 2012

	From October 27, 1986 (Inception) to December 31, 2012	2012	2011
Income
Net sales		$	$
Operating Expenses
Commissions	25,000
Insurance	5,726
Utilities	1,679
Professional fees	279,227
Rent	4,000
Office expense	20,482
Consulting	21,600
Real estate taxes	25,000
Telephone	697
Miscellaneous	4,001
	387,412
Net loss before income tax benefit	(387,412)
Other Income (Expense)
Interest expense	(166,244)
Loss on disposal of real estate held for sale	(126,878)
Loss on disposal of equipment	(495,000)
Aborted offering costs	(17,066)
Debt forgiveness	17,051
Penalty	(750)
Total other income (expense)	(788,887)
Net loss	$ (1,176,299)	$
Net loss per common share	(0.08)	$
Weighted average number of shares outstanding - Basic and fully diluted	15,030,388	25,189,201	25,189,201

a

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM OCTOBER 27, 1986 (INCEPTION) TO DECEMBER 31. 2012

	Common Stock		Additional Paid in Capital	Accumulated Deficit During Development Stage	Total Stockholders' Equity
	Shares	Amount
Balance - January 1, 1992	2,173,001	$ 217	$ 11,982	$ (17,636)	$ (5,437)
January 21, 2002 - Reverse merger and reorganization with Ferrari
Acquisition Subsidiary, Inc.
June 17, 2002 - Recapitalization of
Stockholder's loan
Net loss				(2,828)	(2,828)
Balance - December 31, 1992	2,173,001	217	11,982	(20,464)	(8,265)
Net loss				(1,856)	(1,856)
Balance - December 31, 1993	2,173,001	217	11,982	(22,320)	(10,121)
Net loss				(1,629)	(1,629)
Balance - December 31, 1994	2,173,001	217	11,982	(23,949)	(11,750)
Net loss				(1,404)	(1,404)
Balance - December 31, 1995	2,173,001	217	11,982	(25,353)	(13,154)
Net loss				(705)	(705)
Balance - December 31, 1996	2,173,001	217	11,982	(26,058)	(13,859)
Stock issued for services	401,200	40	60		100
Net loss oy				(63,609)	(63,609)
Balance - December 31, 1997	2,574,201	257	12,042	(89;667)	(77,368)
Issuance of common stock to acquire
Norwest S.A. at $0.0001 per share	20,000,000	2,000			2,000
Issuance of common stock for cash at $1.00 per share	15,000	2	14,998		15,000
Adjustment of carrying value of wholly-owned subsidiary to equity in net assets			52,509,000		52,509,000
Net loss				(15,103)	(15,103)
Balance - December 31, 1998	22,589,201	2,259	52,536,040	(104,770)	52,433,529

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM OCTOBER 27, 1986 (INCEPTION) TO DECEMBER 31. 2012

	Common Stock		Additional Paid in Capital	Accumulated Deficit During Development Stage	Total Stockholders' Equity
	Shares	Amount
Subtotal	22,589,201	$ 2,259	$ 52,536,040	$ (104,770)	$ 52,433,529
Stock issuances	1,450,000	145	628,855		629,000
Net loss				(135,594)	(135,594)
Balance - December 31, 1999	24,039,201	2,404	53,164,895	(240,364)	52,926,935
Stock issued	1,150,000	115	24,885		25,000
Net loss				(291,209)	(291,209)
Balance - December 31, 2000	25,189,201	2,519	53,189,780	(531,573)	52,660,726
Net loss				(96,243)	(96,243)
Balance - December 31, 2001	25,189,201	2,519	53,189,780	(627,816)	52,564,483
Net loss				(548,483)	(548,483)
Balance - December 31, 2002	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2003	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2004	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2005	25,189,201	2,519	53,189,780	CI ,176,299)	52,016,000
Net loss
Balance - December 31, 2006	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2007	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2008	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2009	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM OCTOBER 27, 1986 (INCEPTION) TO DECEMBER 31. 2012

	Common Stock		Additional Paid in Capital	Accumulated Deficit During Development Stage	Total Stockholders' Equity
	Shares	Amount
Subtotal	25,189,201	$ 2,519	$ 53,189,780	$ (1,176,299)	$ 52,016,000
Net loss
Balance - December 31, 2010	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2011	25,189,201	2,519	53,189,780	(1,176,299)	52,016,000
Net loss
Balance - December 31, 2012	25,189,201	$ 2,519	$ 53,189,780	$ (1,176,299)	$ 52,016,000

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011
AND FOR THE PERIOD FROM OCTOBER 27, 1986 (INCEPTION) TO DECEMBER 31, 2012

	From October 27, 1986 (Inception) to December 31, 2012		2012 2011
Cash Flows From Operating Activities:
Net loss	$ (1,176,299)	$
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on disposal of real estate held for sale	568,395
Loss on disposal of furniture and equipment	53,483
Accrued expenses assumed by stockholder in estatae exchange	477,122
Common stock issued for services	25,131
Net Cash Provided Used in Operating Activities	(52,168)
Cash Flows from Financing Activities:
Proceeds from sale of common stock	52,168
Net Cash Provided by Financing Activities	52,168
Net increase in cash and cash equivalents
Cash and cash equivalents at beginning of year
Cash and cash equivalents at end of year
Supplemental Disclosure of Cash Flows Information:
Cash paid during the period for:
Interest	$ -	$
Income taxes	$	$
Non-cash Transactions:
Acquisition or real estate held for sale		$	$
Acquisition of wholly-owned subsidiary for stock - Norwest	$52,511,000	$
Mortgage loans assumed with acquisition of real estate
Issuance of common stock to acquire real' estate	$ 629,000	$

The accompanying notes are an integral part of these financial statement

Issuance	of common stock to acquire subsidiary $ 2,000 $ $

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations

International Wood Corporation (the "Company" or "IWC"), was incorporated under the name Xanthic Enterprises, Inc. in October 1986 in the State of Colorado. In 1998 the Company changed its name to International Wood Corporation. Also in 1998, it acquired Norwest S.A. (Norwest), a Brazilian corporation that owns land and timber holdings in Brazil. The Company has been in the development stage since its inception with the intention to engage in forest management and export of tropical hardwoods from Brazil.

Basis of Consolidation

The financial statements include the accounts of IWC and its wholly-owned subsidiary, Norwest. All material intercompany transactions and balances have been eliminated in the financial statements.

Revenue Recognition

In general, the Company records revenue when persuasive evidence or an arrangement exists, services have rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenue streams of the Company:

Revenue will be recognized at the time product is delivered. Provision for sales returns will be estimated based on the Company's historical return experience. Revenue will be presented net of returns.

Cash Equivalents

The Company treats all short-term investments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2012.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2012. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

Net Income (Loss) Per Common Share

Basic net income (loss) per common share is calculated using the weighted average common shares outstanding during each reporting period. Diluted net income (loss) per common share adjusts the weighted average common share for the potential dilution that could occur if common stock equivalents (convertible debt and preferred stock, warrants, stock options and restricted stock shares and units) were exercised or converted into common stock. There were no common stock equivalents at December 31,2012

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements as they are determined to be necessary.

Segment Information

The Company follows Accounting Standards Codification ("ASC") 280, "Segment Reporting". The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount.

Income Taxes

Deferred income taxes are recognized for the tax consequences related to temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes at each year end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is recognized when, based on the weight of all available evidence, it is considered more likely than not that all, or some portion, of the deferred tax assets will not be realized. Income tax expense is the sum of current income tax plus the change in deferred tax assets and liabilities.

ASC 740, Income Taxes, requires a company to first determine whether it is more likely than not (which is defined as a likelihood of more than fifty percent) that a tax position will be sustained based on its technical merits as of the reporting date, assuming that taxing authorities will examine the position and have full knowledge of all relevant information. A tax position that meets this more likely than not threshold is then measured and recognized at the largest amount of benefit that is greater than fifty percent likely to be realized upon effective settlement with a taxing authority.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees in accordance with ASC 718, Compensation - Stock Compensation. ASC 718 requires all share-based compensation payments to be recognized in the financial statements based on fair value using an option pricing model. ASC 718 requires forfeitures to be estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from initial estimates.

INTERNATIONAL WOOD CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation (continued)

Equity instruments granted to non-employees are accounted for in accordance with ASC 505, Equity. The final measurement date for the fair value of equity instruments with performance criteria is the date that each performance commitment for such equity instrument is satisfied or there is significant disincentive for non-performance.

Recent Pronouncements

There are no recent accounting pronouncements that apply to the Company.

NOTE 2 - INCOME TAXES

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

income tax provision at the federal statutory rate Effect of operating losses	34%
(34) %
0%

As of December 31, 2012, the Company has a net operating loss carryforward of approximately $1,156,000. This loss will be available to offset future taxable income. If not used, this carryforward loss will begin to expire in 2013. The deferred asset relating to the operating loss carryforward has been fully reserved at December 31, 2012 due to the uncertainty of its recognition.

NOTE 3 - BASIS OF REPORTING

The Company's financial statements are' presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of, business.

The Company currently does not have sufficient cash to sustain itself for the next 12 months, and will require additional funding in order to execute its plan or operations and to continue as a going concern. To meet its cash needs, management expects to raise capital through, a private placement offering. In the event that this funding does not materialize the, Com,pany will seek other methods of financing its operations.

The financial statements do not include any adjustments to reflect the possible future effects on the recoveratbility and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.